UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  May 22, 2013
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AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

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Delaware	000-50761	11-3146460

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive, Latham, New York 12110

(Address of Principal Executive Offices) (Zip Code)

(518) 795-1400

(Registrant’s telephone number, including area code)

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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2013, the employment of Alan Panzer, Senior Vice President and General Manager—U.S. Sales of AngioDynamics, Inc. (the “Company”), with the Company was terminated, without cause, effective July 31, 2013.  Pursuant to the terms of a Separation Agreement and General Release, Mr. Panzer will receive continuation of his current base salary and benefits from August 1, 2013 through February 28, 2014 in accordance with the Company’s customary payroll practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC. (Registrant)

Date: May 28, 2013	By:	/s/ Stephen A. Trowbridge
Stephen A. Trowbridge
Vice President and General Counsel